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                                  EXHIBIT 10.24

                          CONSTRUCTION LOAN AGREEMENT

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                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------
                                  (Syndication)

     THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made by and among each
                                        ---------
lender from time to time a party hereto (individually, a "Lender" and
                                                          ------
collectively, the "Lenders"), and BANK OF AMERICA, N.A., a national banking
                   -------
association as Administrative Agent, and WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), who agree as follows:
                               --------

                              ARTICLE 1 - THE LOAN

     1.1 General Information and Exhibits. This Agreement includes the Exhibits
         --------------------------------
listed below which are marked by an "X", all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrower and Lenders agree that if any Exhibit to be attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

       X      Exhibit "A"   -  Legal Description of the Land
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       X      Exhibit "B"   -  Basic Information
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       X      Exhibit "C"   -  Certain Conditions Precedent to the First Advance
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       X      Exhibit "D"   -  Budget
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       X      Exhibit "E"   -  Plans
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       X      Exhibit "F"   -  Advances
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       X      Exhibit "F-1" -  Draw Request
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       X      Exhibit "G"   -  Survey Requirements
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              Exhibit "H"   -  Permanent Loan
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       X      Exhibit "I"   -  Leasing and Tenant Matters
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       X      Exhibit "J"   -  List of Required Bonds
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              Exhibit "K"   -  Letters of Credit
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       X      Exhibit "L"   -  Assignment and Acceptance
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       X      Exhibit "M"   -  Promissory Note
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       X      Exhibit "N"   -  Schedule of Lenders
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The Exhibits contain other terms, provisions and conditions applicable to the
Loan. Capitalized terms used in this Agreement shall have the meanings assigned to them in the Basic Information set forth in Exhibit "B" (the "Basic
                                              -----------       -----
Information"). This Agreement and the other Loan Documents, which must be in
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form, detail and substance satisfactory to Lenders, evidence the agreements of
Borrower and Lenders with respect to the Loan. Borrower shall comply with all of the Loan Documents.

     1.2 Purpose. The proceeds of the Loan shall be used by Borrower to pay (i)
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the cost of the construction of the Improvements on the Land and (ii) other fees, costs and expenses relating to the Property if and to the extent that such costs are specifically provided for in the Loan Allocation column in the Budget.

     1.3 Commitment to Lend. Borrower agrees to borrow from each Lender, and
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each Lender severally agrees to make advances of its Pro Rata Share of the Loan proceeds to Borrower in amounts

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at any one time outstanding not to exceed such Lender's Pro Rata Share of the
Loan and (except for Administrative Agent with respect to Administrative Agent Advances), on the terms and subject to the conditions set forth in this Agreement and Exhibit "C" and Exhibit "F" attached to this Agreement. Lender's
              -----------     ----------
commitment to lend shall expire and terminate (a) automatically on the Advance Termination Date; (b) automatically if the Loan is prepaid in full; and (c) automatically upon the occurrence of a Default. The Loan is not revolving. Any amount repaid may not be reborrowed.

     1.4 Budget. Loan funds are allocated to payment of the costs of the Project
         ------
shown in the "Loan Allocation" column of the Budget attached to this Agreement as Exhibit "D". Borrower shall not amend the Budget, or otherwise reallocate
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Loan funds from one Budget line item to another, without the prior written approval of Administrative Agent in its sole discretion. The Budget has been prepared by Borrower, and Borrower represents to Administrative Agent and
Lenders that the Budget includes all costs incident to the Loan and the Project through the maturity date of the Loan (collectively, the "Aggregate Cost") after
                                                          --------------
taking into account the requirements of this Agreement, including "hard" and "soft" costs, fees and expenses. Unless approved by Administrative Agent in its sole discretion, no advance shall be made (a) for any cost not set forth in the Budget, (b) from any line item in the Budget that, when added to all prior advances from that line item, would exceed the lesser of (i) the actual cost incurred by Borrower for such line item, or (ii) the sum shown in the "Loan Allocation" column in the Budget for such line item, (c) from any contingency line item, or (d) to pay interest on the Loan after commencement of operations in the Improvements if and to the extent that, subject to the provisions of Exhibit "I", there is sufficient net operating income from the Property to pay
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such interest. Advances from any line item in the Budget for purposes other than those for which amounts are initially allocated to such line item, or changes in the relative amounts allocated to particular line items in the Budget may only be made as Administrative Agent in its sole discretion deems necessary or advisable.

     1.5 Borrower's Deposit. If at any time Administrative Agent determines that
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the sum of: (i) any unadvanced portion of the Loan to which Borrower is entitled, plus (ii) the portions of the Aggregate Cost that are to be paid by Borrower from other funds that, to Administrative Agent's satisfaction, are available, set aside and committed, is or will be insufficient to pay the actual unpaid Aggregate Cost, Borrower shall, within seven (7) days after written notice from Administrative Agent, deposit with Administrative Agent the amount of the deficiency ("Borrower's Deposit") in an interest-bearing account of
                    ------------------
Administrative Agent's selection with interest earned thereon to be part of Borrower's Deposit. Such Borrower's Deposit is hereby pledged to Administrative Agent and Lenders as additional security for the Loan, and Borrower hereby grants and conveys to Administrative Agent for the ratable benefit of Administrative Agent and Lenders a security interest in all funds so deposited with Administrative Agent, as additional security for the Loan. Administrative Agent may advance all or a portion of the Borrower's Deposit prior to the Loan proceeds. Administrative Agent may (but shall have no obligation to) apply all or any part of Borrower's Deposit against the unpaid Indebtedness in such order as Administrative Agent determines.

     1.6 Evidence of Debt. Amounts of the Loan made by each Lender shall be
         ----------------
evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loan made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to

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pay any amount owing with respect to the Loans. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control. Each Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of the applicable Note and payments with respect thereto.

     1.7  Interest Rates.
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          (a) The unpaid principal balance of this Loan from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest equal to the lesser of (I) the maximum non-usurious rate of interest allowed by applicable law or (II) the LIBOR Daily Rate plus two hundred (200) basis points per annum. The "LIBOR Daily Rate" shall mean a fluctuating rate of
                             ----------------
interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day, as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "LIBOR
                                                                          -----
Daily Rate" shall mean the fluctuating rate of interest equal to the one month
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rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%)
appearing on Reuters Screen LIBO Page as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. "Telerate Page
                                                                 -------------
3750" means the British Bankers Association Libor Rates (determined as of 11:00
----
a.m. London time) that are published by Bridge Information Systems, Inc. Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year.

          (b) If Administrative Agent determines that no adequate basis exists for determining the LIBOR Daily Rate or that the LIBOR Daily Rate will not adequately and fairly reflect the cost to Lenders of funding the Loan, or that any applicable law or regulation or compliance therewith by any Lender prohibits or restricts or makes impossible the charging of interest based on the LIBOR Daily Rate and such Lender so notifies Administrative Agent and Borrower, then until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Loan from the date Administrative Agent so notifies Borrower until the Maturity Date of this Loan (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the Prime Rate of Administrative Agent. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Each time the Prime Rate changes, the per annum rate of interest on this Loan shall change immediately and contemporaneously with such change in the Prime Rate. If Administrative Agent (including any subsequent Administrative Agent) ceases to exist or to establish or publish a prime rate which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime

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rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

          1.7.1 Past Due Rate. Any principal of, and to the extent permitted by
                -------------
applicable law, any interest on this Loan, and any other sum payable hereunder, which is not paid when due shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the "Past Due Rate") equal
                                                         -------------
to the lesser of (I) the maximum non-usurious rate of interest allowed by applicable law or (II) the LIBOR Daily Rate plus six hundred (600) basis points.

     1.8  Prepayment. Borrower may prepay the principal balance of this Loan, in
          ----------
full at any time or in part from time to time, without fee, premium or penalty, provided that: (a) no prepayment may be made which in Administrative Agent's judgment would contravene or prejudice funding under any applicable Permanent Loan Commitment or Tri-party Agreement or the like; (b) Administrative Agent shall have actually received from Borrower prior written notice of (i) Borrower's intent to prepay, (ii) the amount of principal which will be prepaid (the "Prepaid Principal"), and (iii) the date on which the prepayment will be
      -----------------
made; (c) each prepayment shall be in a Minimum Amount multiple of $1,000 (unless the prepayment retires the outstanding balance of this Loan in full); and (d) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid. If this Loan is prepaid in full, any commitment of Lenders for further advances shall automatically terminate.

     1.9  Consequential Loss. Within fifteen (15) days after request by any
          ------------------
Lender (or at the time of any prepayment), Borrower shall pay to such Lender such amount or amounts as will compensate such Lender for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties and any loss of revenue, profit or yield, as determined by such Lender in its judgment reasonably exercised (together, "Consequential Loss") incurred by such
                                          ------------------
Lender with respect to any LIBOR Rate, including any LIBOR Rate Election or LIBOR Rate Principal as a result of: (a) the failure of Borrower to make payments on the date specified under this Agreement or in any notice from Borrower to Administrative Agent; (b) the failure of Borrower to borrow, continue or convert into LIBOR Rate Principal on the date or in the amount specified in a notice given by Borrower to Administrative Agent pursuant to this Agreement or the Loan Agreement; (c) the early termination of any Interest Period for any reason; or (d) the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid, whether voluntarily or by reason of acceleration, including, but not limited to, acceleration upon any transfer or conveyance of any right, title or interest in the Property giving Administrative Agent on behalf of Lenders the right to accelerate the maturity of the Loan as provided in the Deed of Trust. The foregoing notwithstanding, the amounts of the Consequential Loss shall never be less than zero or greater than is permitted by applicable law. If any Consequential Loss will be due, the Lender shall deliver to Borrower a notice as to the amount of the Consequential Loss, which notice shall be conclusive in the absence of manifest error. Neither Administrative Agent nor the Lenders shall have any obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof. The obligations of Borrower under this Section shall survive any termination of the Loan Documents and payment of this Loan and shall not be waived by any delay by Administrative Agent or Lenders in seeking such compensation.

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     1.10 Late Charge. If Borrower shall fail to make any payment due hereunder
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or under the terms of any Note within fifteen (15) days after the date such payment is due, Borrower shall pay to the applicable Lender or Lenders on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The "late charge" is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other remedy Lenders may have and is in addition to any fees and charges of any agents or attorneys which Administrative Agent or Lenders may employ upon the occurrence of a Default, whether authorized herein or by law.

     1.11 Taxes.
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          (a) Any and all payments by Borrower to or for the account of
Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of
                                                   ---------
Administrative Agent and any Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be
                                              -----
required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, Borrower shall furnish to Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").
                -----------

          (c) If Borrower shall be required by the Laws of any jurisdiction outside the United States to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, Borrower shall also pay to Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies as necessary to preserve the after-tax yield (after factoring in United States (federal and state) taxes imposed on or measured by net income) the Lender would have received if such deductions (including deductions applicable to additional sums payable under this Section) had not been made.

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              (d)  Borrower agrees to indemnify Administrative Agent and each
Lender for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Tribunal. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

              (e)  Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section shall survive the termination of the Commitments and the payment in
     -------
full of all the other Obligations.

         1.12 Payment Schedule and Maturity Date. The entire principal balance
              ----------------------------------
of the Loan then unpaid and all accrued interest then unpaid shall be due and payable in full on the Maturity Date. Accrued unpaid interest shall be due and payable on the first (1st) day of the calendar month after the date of this Agreement and on the same day of each succeeding calendar month thereafter until all principal and accrued interest owing on this Loan shall have been fully paid and satisfied.

         1.13 Advances and Payments.
              ---------------------

              (a) Following receipt of a Draw Request, Administrative Agent shall promptly provide each Lender with a copy of the Draw Request Form in the form of Exhibit "F-1", the related AIA Document G-702 and G-703, the related
        ------------
written certification by Borrower's Architect and if available the related written certification of the Construction Consultant. Administrative Agent shall notify each Lender telephonically (with confirmation by facsimile) or by facsimile (with confirmation by telephone) not later than 1:00 p.m. Administrative Agent's Time two (2) Business Days prior to the advance Funding Date for LIBOR Rate Principal advances, and one (1) Business Day prior to the advance Funding Date for all other advances, of its Pro Rata Share of the Amount Administrative Agent has determined shall be advanced in connection therewith ("Advance Amount"). In the case of an advance of the Loan, each Lender shall
  --------------
make the funds for its Pro Rata Share of the Advance Amount available to Administrative Agent not later than 11:00 a.m. Administrative Agent's Time on the Funding Date thereof. After Administrative Agent's receipt of the Advance Amount from Lenders, Administrative Agent shall make proceeds of the Loan in an amount equal to the Advance Amount (or, if less, such portion of the Advance Amount that shall have been paid to Administrative Agent by Lenders in accordance with the terms hereof) available to Borrowers on the applicable Funding Date by advancing such funds to Borrowers in accordance with the provisions of Exhibit "F".
              -----------

              (b) All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent not later than 12:00 p.m. Administrative Agent's Time on the date specified herein. Administrative Agent shall promptly distribute to each Lender, such funds as it may be entitled to receive hereunder.

              (c) Except as otherwise provided herein, all payments by Borrower or any Lender shall be made to Administrative Agent at Administrative Agent's Office not later than the time for such type of payment specified in this Agreement. All payments received after such time

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shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America.

                  (d) Upon satisfaction of any applicable terms and conditions set forth herein, Administrative Agent shall promptly make any amounts received in accordance with the prior subsection available in like funds received as follows: (i) if payable to Borrower, in accordance with Exhibit "F", except as
                                                        -----------
otherwise specified herein, and (ii) if payable to any Lender, by wire transfer to such Lender at the address specified in the Schedule of Lenders.

                  (e) Unless Borrower or any Lender has notified Administrative Agent prior to the date any payment is required to be made by it to Administrative Agent, that Borrower or such Lender, as the case may be, will not make such payment, Administrative Agent may assume that Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be required to do so) in reliance thereon, make available a corresponding amount to the person or entity entitled thereto. If and to the extent that such payment was not in fact made to Administrative Agent in immediately available funds, then:

                      (i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

                      (ii) if any Lender failed to make such payment, such Lender or, if applicable, Electing Lender or Lenders shall forthwith on demand pay to Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date amount was made available by Administrative Agent to Borrower to the date such amount is recovered by Administrative Agent (the "Compensation Period") at a rate per annum equal to the interest rate
          -------------------
         applicable to such amount under the Loan. If such Lender pays such amount to Administrative Agent, then such amount shall constitute such Lender's Pro Rata Share, included in the applicable Loan advance. If such Lender does not pay such amount forthwith upon Administrative Agent's demand therefor, Administrative Agent may make a demand therefor upon Borrower, and the Borrower shall pay such amount to Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to such amount under the Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection shall be conclusive, absent manifest error.

                  (f) If any Lender makes available to the Administrative Agent funds for any Loan advance to be made by such Lender as provided in the foregoing provisions of this Section, and the funds are not advanced to Borrower or otherwise used to satisfy any Obligations of Lender

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hereunder, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest, within two (2) business days.

                  (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan advance in any particular place or manner.

         1.14.    Administrative Agent Advances.
                  -----------------------------

                  (a) Administrative Agent is hereby authorized by Borrower and Lenders, from time to time, in Administrative Agent's sole discretion, (i) after the occurrence of a Default (but without constituting a waiver of such Default),
(ii) at any time that any of the other applicable conditions precedent set forth in Exhibit "C" and Exhibit "F" to the making of advances have been satisfied to
   -----------     -----------
the extent required by Administrative Agent, or (iii) after acquisition of all or a portion of the Loan collateral by foreclosure or deed in lieu of foreclosure, to make advances of the Loan to Borrowers or otherwise expend funds on behalf of Lenders which Administrative Agent, in its reasonable business judgment, deems necessary or desirable (x) to preserve or protect the Loan collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition), or any portion thereof, or (y) to pay any costs, fees and expenses as described in Section 6.10 herein (any of the advances
                                  ------------
described in this Section being herein referred to as "Administrative Agent
                                                       --------------------
Advances"). Notwithstanding anything herein to the contrary, advances for the
--------
completion of the construction, operation, management, improvements, maintenance, repair, sale and disposition shall only be considered protective advances as described in this paragraph in the event that such advances do not exceed the sum of One Million Dollars ($1,000,000) in the cumulative. In the event that such advances exceed One Million Dollars ($1,000,000) any further advances shall require the prior consent of the Required Lenders.

                  (b) Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable on demand and secured by the Loan collateral, and shall bear interest at the rate applicable to such amount under the Loan or otherwise at the Prime Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance. Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, (i) on or before 3:00 p.m. (Administrative Agent's Time) on the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides such notice on or before 12:00 p.m. (Administrative Agent's Time), or (ii) on or before 12:00 p.m. on the Business Day immediately following the day Administrative Agent provides Lenders with notice of the making of such advance if Administrative Agent provides notice after 12:00 p.m. (Administrative Agent's Time).

         1.15     Defaulting Lender.
                  -----------------

                  1.15.1 Notice and Cure of Lender Default; Election Period;
                         ---------------------------------------------------
Electing Lenders. Administrative Agent shall notify (such notice being referred
-----------------
to as the "Default Notice") Borrower
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(for Loan advances) and each non-Defaulting Lender if any Lender is a Defaulting
Lender. Each non-Defaulting Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Defaulting Lender Amount, provided that, within twenty (20) days of the date of the Default Notice (the "Election Period"), such non-Defaulting Lender or Lenders (each such Lender, an
 ---------------
"Electing Lender") irrevocably commit(s) by notice in writing (an "Election
 ---------------                                                   --------
Notice") to Administrative Agent, the other Lenders and Borrower to fund the
------
Defaulting Lender Amount. If Administrative Agent receives more than one
Election Notice within the Election Period, then the commitment to fund the Defaulting Lender Amount shall be apportioned pro rata among the Electing
Lenders in the proportion that the amount of each such Electing Lender's Commitment bears to the total Commitments of all Electing Lenders. If the Defaulting Lender fails to pay the Defaulting Lender Payment Amount within the Election Period, the Electing Lender or Lenders, as applicable, shall be automatically obligated to fund the Defaulting Lender Amount (and Defaulting Lender shall no longer be entitled to fund such Defaulting Lender Amount) within three (3) Business Days after such notice to Administrative Agent for reimbursement to Administrative Agent or payment to Borrower as applicable. Notwithstanding anything to the contrary contained herein, if Administrative Agent has funded the Defaulting Lender Amount, Administrative Agent shall be entitled to reimbursement for its portion of the Defaulting Lender Payment
Amount pursuant to Section 5.11.
                   ------------

                  1.15.2 Removal of Rights; Indemnity. Administrative Agent
                         ----------------------------
shall not be obligated to transfer to a Defaulting Lender any payments made by or on behalf of Borrower to Administrative Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder or under any Note until all Defaulting Lender Payment Amounts are paid in full. Administrative Agent shall hold all such payments received or retained by it for the account of such Defaulting Lender; Amounts payable to a Defaulting Lender shall be paid by Administrative Agent to reimburse Administrative Agent and any Electing Lender pro rata for all Funds Defaulting Lender Payment Amounts. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, a Defaulting Lender shall be deemed not to be a "Lender" and such Defaulting Lender's Commitment shall be deemed to be zero. A Defaulting Lender shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, any Defaulting Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under, any Loan Document which is made subsequent to the Defaulting Lender's becoming a Defaulting Lender. This Section shall remain effective with respect to a Defaulting Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement by curing such default by payment of all Defaulting Lender Payment Amounts (i) within the Election Period, or (ii) after the Election Period with the consent of the non-Defaulting Lenders. Such Defaulting Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under any Loan Document which is made subsequent to that Lender's becoming a Defaulting Lender and prior to such cure or waiver. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any non-Defaulting Lender, or relieve or excuse the performance by Borrower of their duties and obligations hereunder or under any of the other Loan Documents. Furthermore, nothing contained in this Section shall release or in any way limit a Defaulting Lender's obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Defaulting Lender shall indemnify and hold harmless Administrative Agent and each of the non-Defaulting Lenders from any claim, loss, or costs incurred

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by Administrative Agent and/or the non-Defaulting Lenders as a result of a
Defaulting Lender's failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by Administrative Agent and any non-Defaulting Lender as a result of and/or in connection with (i) a non-Defaulting Lender's acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Defaulting Lender, and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

                  1.15.3 Commitment Adjustments. In connection with the
                         ----------------------
adjustment of the amounts of the Loan Commitments of the Defaulting Lender and Electing Lender(s) upon the expiration of the Election Period as aforesaid, Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the adjustment of the amounts of Commitments in accordance with the foregoing provisions of this Section. For the purpose of voting or consenting to matters with respect to the Loan Documents such modifications shall also reflect the removal of voting rights of the Defaulting Lender and increase in voting rights of Electing Lenders to the extent an Electing Lender has funded the Defaulting Lender Amount. In connection with such adjustments, Defaulting Lenders shall execute and deliver an Assignment and Acceptance covering that Lender's Commitment and otherwise comply with Section 6.5. If a Lender refuses to execute and deliver such Assignment and
     ------------
Acceptance or otherwise comply with Section 6.5, such Lender hereby appoints
                                    -----------
Administrative Agent to do so on such Lender's behalf. Administrative Agent shall distribute an amended Schedule of Lenders, which shall thereafter be incorporated into this Agreement, to reflect such adjustments. However, all such Defaulting Lender Amounts funded by Administrative Agent or Electing Lenders shall continue to be Defaulting Lender Amounts of the Defaulting Lender pursuant to its obligations under this Agreement.

                  1.15.4 No Election. In the event that no Lender elects to
                         -----------
commit to fund the Defaulting Lender Amount within the Election Period, Administrative Agent shall, upon the expiration of the Election Period, so notify Borrower and each Lender.

         1.16 Several Obligations; No Liability, No Release. Notwithstanding
              ---------------------------------------------
that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Administrative Agent (if any) to make any advances of the Loan or reimbursements for other Payment Amounts shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Pro Rata Shares. Except as may be specifically provided in this Agreement, no Lenders shall have any liability for the acts of any other Lenders. No Lenders shall be responsible to Borrower or any other person for any failure by any other Lenders to fulfill its obligations to made advances of the Loan or reimbursements for other Payment Amounts, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein. The failure of any Lender to pay to Administrative Agent its Pro Rata Share of a Payment Amount shall not relieve any other Lender of any obligation hereunder to pay to Administrative Agent its Pro Rata Share of such Payment Amounts as and when required herein, but no Lender shall be responsible for the failure of any other Lender to so fund its Pro Rata Share of the Payment Amount. In furtherance of the foregoing, Lenders shall comply with their obligation to pay Administrative Agent their Pro Rata Share of such Payment Amounts regardless of

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(i) the occurrence of any Default hereunder or under any Loan Document; (ii) a default by Borrowers under the Permanent Loan Commitment, if applicable, (iii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; (iv) any bankruptcy, insolvency or other like event with regard to any Borrower; Permanent Lender, if any, or Guarantor. The obligation of Lenders to pay to such Payment Amounts are in all regards independent of any claims between Administrative Agent and any Lender.

                 ARTICLE 2 - ADDITIONAL COVENANTS AND AGREEMENTS

     2.1  Construction of the Improvements. Borrower shall commence construction
          --------------------------------
of the Improvements on or before the Construction Commencement Date, and shall prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Plans and the Loan Documents. Borrower shall not permit cessation of work for a period in excess of ten (10) days (whether or not consecutive), except for Excusable Delays. Borrower shall complete construction of the Improvements free and clear of all liens (except liens created by the Loan Documents), and shall obtain a certificate of occupancy and all other permits, licenses and approvals from all applicable governmental authorities required for the occupancy, use and operation of the Improvements, in each case satisfactory to Administrative Agent, on or before the Completion Date. Borrower shall promptly correct (a) any material defect in the Improvements, (b) any material departure from the Plans, law or governmental requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area.

     2.2  Plans and Changes. No construction shall be undertaken on the Land
          -----------------
except as shown in the Plans. Borrower assumes full responsibility for ensuring that the Plans contain all necessary detail and are adequate for construction of the Improvements, and for the compliance of the Plans and the Property with all laws, restrictive covenants, governmental requirements and sound building and engineering practices. No plans or specifications, or any changes thereto, shall be included as part of the Plans until approved by Administrative Agent, Construction Consultant, Nissan, the Foundations, the Association, Developer, as defined in the Development Agreement and to the extent required thereby, all applicable governmental authorities, and all other parties required under the Loan Documents. Without Administrative Agent's prior written consent, Borrower shall not change or modify the Plans, agree to any change order, or allow any extras to any contractor or any subcontractor, except that Borrower may make Permitted Changes if: (a) Borrower notifies Administrative Agent in writing of the change or extra with appropriate supporting documentation and information;
(b) Borrower obtains the approval of the applicable contractor, Borrower's architect and all sureties; (c) the structural integrity, quality and standard of workmanship of the Improvements is not impaired by such change or extra; (d) no substantial change in architectural appearance is effected by such change or extra; (e) no default in any obligation to any person or violation of any law or governmental requirement would result from such change or extra; (f) Borrower complies with Section 1.5 of this Agreement to cover any excess cost resulting
              -----------
from the change or extra; and (g) completion of the Improvements by the Completion Date will not be affected. Administrative Agent shall not be obligated to review a proposed change unless it has received all documents necessary to review such change, including the change order, cost estimates, plans and specifications, and evidence that all required approvals other than that of Administrative Agent have been obtained.

     2.3  Contracts. Without Administrative Agent's prior written approval as to
          ---------
parties, terms, and all other matters, Borrower shall not (a) enter into any material contract (hereinafter defined) for the performance of any work or the supplying of any labor, materials or services for the design or construction of the Improvements, (b) enter into any management, leasing, maintenance or other contract pertaining to the Property not described in clause (a) that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) days notice to the other party thereunder, or (c) modify, amend, or terminate any such contracts. All such contracts shall provide that all rights and liens of the applicable contractor, architect, engineer, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to Lender's rights and liens, shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors' and mechanics' and materialmen's liens and any right to remove removable Improvements to Lender's rights and liens, and shall provide that no change order shall be effective without the prior written consent of Administrative Agent, except for change orders which implement Permitted Changes. Borrower shall not default under any contract, Borrower shall not permit any contract to terminate by reason of any failure of Borrower to perform thereunder, and Borrower shall promptly notify Administrative Agent of any default thereunder. Borrower will deliver to Administrative Agent, upon request of Administrative Agent, the names and addresses of all persons or entities with whom each contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor. With respect to contracts for the performance of any work or the supplying of any labor, materials or services, a "material" contract is one which exceeds $100,000.00 in total price.

     2.4  Assignment of Contracts and Plans. As additional security for the
          ---------------------------------
Obligations, Borrower hereby transfers and assigns to Administrative Agent for the ratable benefit of Administrative Agent and Lenders all of Borrower's right, title and interest, but not its liability, in, under, and to all construction, architectural and design contracts, and the Plans, and agrees that all of the same are covered by the security agreement provisions of the Deed of Trust. Borrower agrees to deliver to Administrative Agent from time to time upon Administrative Agent's request such consents to the foregoing assignment from parties contracting with Borrower as Administrative Agent may require. Neither this assignment nor any action by Administrative Agent or Lenders shall constitute an assumption by Administrative Agent or Lenders of any obligation under any contract or with respect to the Plans, Borrower hereby agrees to perform all of its obligations under any contract, and Borrower shall continue to be liable for all obligations of Borrower with respect thereto. Administrative Agent shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Administrative Agent may determine to be necessary to cure any default under any contract or with respect to the Plans or to protect the rights of Borrower, Administrative Agent or Lenders with respect thereto. Borrower irrevocably constitutes and appoints Administrative Agent as Borrower's attorney-in-fact, which power of attorney is coupled with an interest and irrevocable, to enforce in Borrower's name or in Administrative Agent's and Lender's name all rights of Borrower under any contract or with respect to the Plans. Administrative Agent shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Borrower indemnifies and holds Administrative Agent and Lenders harmless against and from any loss, cost, liability or expense (including, but not limited to, consultants' fees and expenses and attorneys' fees and expenses) incurred in connection with Borrower's failure to perform such contracts or any action taken by Administrative Agent or Lenders. Administrative Agent may use the Plans for any purpose relating to the Improvements. Borrower represents and warrants to Administrative Agent and Lenders that the copy of any contract furnished or to be furnished to Administrative Agent is and shall be a true and complete

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copy thereof, that the copies of the Plans delivered to Administrative Agent are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance.

     2.5  Storage of Materials. Borrower shall cause all materials supplied for,
          --------------------
or intended to be utilized in the construction of the Improvements, but not yet affixed to or incorporated into the Improvements or the Land, to be stored on the Land with adequate safeguards to prevent loss, theft, damage or commingling with materials for other projects. Borrower shall not purchase or order materials for delivery more than forty-five (45) days prior to the scheduled incorporation of such materials into the Improvements.

     2.6  Construction Consultant. Administrative Agent may retain the services
          -----------------------
of a Construction Consultant, whose duties may include, among others, reviewing the Plans and any proposed changes to the Plans, performing construction cost analyses, observing work in place and reviewing Draw Requests. The duties of Construction Consultant run solely to Administrative Agent for the ratable benefit of Lenders, and Construction Consultant shall have no obligations or responsibilities whatsoever to Borrower, Borrower's architect, engineer, contractor or any of their agents or employees. Unless prohibited by applicable law, all fees, costs, and expenses of Construction Consultant shall be paid by Borrower. Borrower shall cooperate with Construction Consultant and will furnish to Construction Consultant such information and other material as Construction Consultant considers necessary or useful in performing its duties.

     2.7  Inspection. Administrative Agent and its agents, including
          ----------
Construction Consultant, may enter upon the Property to inspect the Property, the Project and any materials at any reasonable time, unless Administrative Agent deems such inspection is of an emergency nature, in which event Borrower shall provide Administrative Agent with immediate access to the Property. Borrower will furnish to Administrative Agent and its agents, including Construction Consultant, for inspection and copying, all Plans, shop drawings, specifications, books and records, and other documents and information that Administrative Agent may request from time to time.

     2.8  Notice to Lenders. Borrower shall promptly within five (5) days after
          -----------------
the occurrence of any of the following events, notify each Lender in writing thereof, specifying in each case the action Borrower has taken or will take with respect thereto: (a) any violation of any law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or any Guarantor or the Property, and any material development therein; (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against Borrower or any contractor, and any material development in any labor controversy; (e) any notice received by Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property; (f) any failure by Borrower or any contractor, subcontractor or supplier to perform any material obligation under any construction contract, any event or condition which would permit termination of a construction contract or suspension of work thereunder, or any notice given by Borrower or any contractor with respect to any of the foregoing; (g) any lien filed against the Property or any stop notice served on Borrower in connection with construction of the Improvements; or (h) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect.

     2.9  Financial Statements. Borrower shall deliver to Administrative Agent
          --------------------
with sufficient copies for each Lender the Financial Statements and other statements and information at the times and for the periods described in (a) the Basic Information and (b) any other Loan Document, and Borrower shall deliver to Administrative Agent with sufficient copies for each Lender from time to time such additional financial statements and information as Administrative Agent may at any time request. Borrower will make all of its books, records and accounts available to Administrative Agent and its representatives at the Property upon request and will permit them to review and copy the same. Borrower shall promptly notify Administrative Agent of any material adverse change in the financial condition of Borrower and, if known by Borrower, Guarantor, or in the construction progress of the Improvements. Administrative Agent shall provide a copy of such Financial Statements to each Lender upon receipt.

     2.10 Other Information. Borrower shall furnish to Administrative Agent from
          -----------------
time to time upon Administrative Agent's request (i) copies of all subcontracts entered into by contractors or subcontractors and the names and addresses of all persons or entities with whom Borrower or any contractor has contracted or intends to contract for the construction of the Improvements or the furnishing of labor or materials in connection therewith; (ii) copies of all contracts, bills of sale, statements, receipts or other documents under which Borrower claims title to any materials, fixtures or articles of personal property incorporated or to be incorporated into the Improvements or subject to the lien of the Deed of Trust; (iii) a list of all unpaid bills for labor and materials with respect to construction of the Improvements and copies of all invoices therefor; (iv) budgets of Borrower and revisions thereof showing the estimated costs and expenses to be incurred in connection with the completion of construction of the Improvements; (v) current or updated detailed Project schedules or construction schedules; and (vi) such other information relating to Borrower, Guarantor, the Improvements, the Property, or any indemnitor or other person or party connected with Borrower, the Loan, the construction of the Improvements or any security for the Loan.

     2.11 Reports and Testing. Borrower shall (a) promptly deliver to
          -------------------
Administrative Agent copies of all reports, studies, inspections and tests made on the Land, the Improvements or any materials to be incorporated into the Improvements; (b) make such additional tests on the Land, the Improvements or any materials to be incorporated into the Improvements as Administrative Agent reasonably requires. Borrower shall immediately notify Administrative Agent of any report, study, inspection or test that indicates any adverse condition relating to the Land, the Improvements or any such materials.

     2.12 Advertising by Lenders. At Administrative Agent's request and at
          ----------------------
Borrower's expense (not to exceed $1,000), Borrower shall erect and maintain on the Property one or more advertising signs approved by Administrative Agent indicating that the construction financing for the Property has been provided by Lenders.

     2.13 Appraisal. Administrative Agent may obtain from time to time, an
          ---------
appraisal of all or any part of the Property prepared in accordance with written instructions from Administrative Agent by a third-party appraiser engaged directly by Administrative Agent. Each such appraiser and appraisal shall be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements). The cost of any such appraisal shall be borne by Borrower if such appraisal is the first appraisal in any calendar year and in all events if Administrative Agent obtains such appraisal after the

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occurrence of a Default, and such cost is due and payable by Borrower on demand and shall be secured by the Loan Documents. Administrative Agent shall provide a copy of such Appraisal to each Lender upon receipt.

     2.14 Payment of Withholding Taxes. Borrower shall not use, or knowingly
          ----------------------------
permit any contractor or subcontractor to use, any portion of the proceeds of any Loan advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and (b) any state and/or local Tribunal or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local laws.

     2.15 ERISA and Prohibited Transaction Taxes. As of the date hereof and
          --------------------------------------
throughout the term of this Loan Agreement, (a) Borrower is not and will not be
(i) an "employee benefit plan", as defined in Section 3(3) of the Employee
                                              ------------
Retirement Income Security Act of 1974, as amended ("ERISA"); or (ii) a "plan" within the meaning of Section 4975(e) of the Internal Revenue Code, as amended
                      ---------------
(the "Code"); (b) the assets of Borrower do not and will not constitute "plan assets" within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. (S)2510.3-101; (c) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA; (d)
                                          -------------
transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (e) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Administrative Agent of any of Lender's rights under this Agreement, any Note or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Borrower further agrees to deliver to
               ------------
Administrative Agent such certifications or other evidence of compliance with the provisions of this Section 2.15 as Administrative Agent may from time to
                       ------------
time request.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     To induce Lenders to make the Loan, Borrower hereby represents and warrants to Administrative Agent and Lenders that except as otherwise disclosed to Administrative Agent in writing (a) Borrower has complied with any and all laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property and to develop the Improvements as contemplated in this Agreement and the other Loan Documents; (b) Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents; (c) the Loan Documents are valid and binding obligations of Borrower; (d) Borrower is not in violation of any law, regulation or ordinance, or any order of any court or Tribunal, and no provision of the Loan Documents violates any applicable law, any covenants or restrictions affecting the Property, any order of any court or Tribunal or any contract or agreement binding on Borrower or the Property; (e) to the extent required by applicable law, Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be owing; (f) intentionally omitted; (g) the Land is not part of a larger tract of
           ---------------------
land owned by Borrower or any of its affiliates or any Guarantor, is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Deed of Trust, and constitutes a separate tax lot or lots with a separate tax assessment or assessments for the Land and Improvements, independent of those for any other lands or improvements; (h) the Land and Improvements comply with all laws and governmental requirements,

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including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (i) the Plans do, and the Improvements when constructed will, comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (j) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other law or governmental requirement; (k) the construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project; (l) the Financial Statements delivered to Administrative Agent are true, correct, and complete in all material respects, and there has been no material change of Borrower's or Guarantor's financial condition from the financial condition of Borrower or Guarantor (as the case may be) indicated in such Financial Statements; (m) all utility services necessary for the development of the Land and the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including electric and natural gas facilities, telephone service, water supply, storm and sanitary sewer facilities; (n) except as otherwise provided for in the Loan Documents, the Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property; (o) the current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non-complying use, nonconforming use or other special exception, all use restrictions of any Tribunal having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto; (p) attached hereto as Exhibit "J" is a list of all
                                                    -----------
bonds required in connection with completion of the Improvements, and to the best of Borrower's knowledge, no other bonds or other security are currently required or will be required prior to completion of the Improvements; (q) prior to the recordation of the Deed of Trust, except as disclosed to Administrative Agent in writing, no work of any kind (including destruction or removal of any existing improvements, site work, clearing, grading, grubbing, draining or fencing of the Land) has been or will be commenced or performed on the Land, no equipment or material has been or will be delivered to or placed upon the Land for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the design or construction of the Improvements, or the surveying of the Land or Improvements, nor any affidavit or notice of commencement of construction of the Improvements, has been or will be executed or recorded, which could cause a mechanic's or materialman's lien or similar lien to achieve priority over the Deed of Trust or the rights of Administrative Agent and Lenders thereunder.

                        ARTICLE 4 - DEFAULT AND REMEDIES

         4.1 Events of Default. The occurrence of any one of the following shall
             -----------------
be a default under this Agreement ("Default"): (a) any of the Indebtedness is
                                    -------
not paid when due, whether on the scheduled due date or upon acceleration, maturity or otherwise; (b) any covenant, agreement, condition, representation or warranty in this Agreement (other than covenants to pay the Indebtedness and other than Defaults expressly listed in this Section) is not fully and timely performed, observed or kept; (c) the occurrence of a Default under any other Loan Document (taking into account any applicable notice and cure period set forth in such Loan Document); (d) the execution and/or filing of any affidavit of commencement stating construction on the Land actually commenced prior to the day after the date on which the Deed of Trust was duly filed for record; (e) construction of the Improvements ceases for more than ten (10) days (whether or not consecutive) except for Excusable Delays; (f) the construction of the Improvements, or any materials for which an advance has been requested, fails to comply with

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the Plans, the Loan Documents, any laws or governmental requirements, or any applicable restrictive covenants; (g) Borrower fails to satisfy any condition precedent to the obligation of Lenders to make an advance; (h) construction of the Improvements is abandoned, Administrative Agent determines that construction of the Improvements in accordance with this Agreement will not be completed on or before the Completion Date, or Borrower fails to complete construction of the Improvements (and obtain all applicable permits, licenses, certificates and approvals) in accordance with this Agreement on or before the Completion Date;
(i) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect; (j) a Borrower's Deposit is not made with Administrative Agent within seven (7) days after Administrative Agent's request therefor in accordance with Section 1.5; (k)
                                                           -----------
construction is enjoined or Borrower, Administrative Agent or a Lender is enjoined or prohibited from performing any of its respective obligations under any of the Loan Documents; (l) the owner of the Property enters into any lease of part or all of the Property which does not comply with the Loan Documents;
(m) a lien for the performance of work or the supply of materials which is established against the Property, or any stop notice served on Borrower, the general contractor, Administrative Agent or a Lender, remains unsatisfied or unbonded for a period of twenty (20) days after the date of filing or service;
(n) the occurrence of any condition or situation which, in the sole determination of Administrative Agent, constitutes a danger to or impairment of the Property or the lien of the Deed of Trust, if such condition or situation is not remedied within ten (10) days after written notice to the Borrower thereof;
(o) the entry of a judgment against Borrower or any Guarantor or the issuance of any attachment, sequestration, or similar writ levied upon any of its property which is not discharged within a period of ten (10) days; (p) Administrative Agent determines that a material adverse change has occurred in the financial condition of Borrower or any Guarantor or in the condition of the Property; (q) there occurs (1) any default under the Nissan Lease which remains uncured beyond any applicable cure period set forth in the Nissan Lease, or (2) any termination, cancellation, modification or amendment of the Nissan Lease without the express prior written consent of Lender; (r) the dissolution or insolvency of Borrower or any Guarantor; (s) a default occurs under the Development Agreement and/or the Developer's Completion Guaranty which is not cured within any applicable notice and cure period (if any) provided in such document; and
(t) a default occurs under any other Loan Document which is not cured within any applicable notice and cure period provided therein.

         4.2 Remedies. Upon a Default, subject to the terms and conditions of
             --------
Section 4.2 of the Deed of Trust, Administrative Agent at its election may (but shall not be obligated to), and at the direction of the Required Lenders shall, without notice, do any one or more of the following: (a) terminate Lenders' Commitment to lend and any obligation to disburse any Borrower's Deposit hereunder; (b) declare any and all Indebtedness immediately due and payable; (c) reduce any claim to judgment; (d) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, law, equity or otherwise, including obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Deed of Trust;
(e) in its own name on behalf of the Lenders or in the name of Borrower, enter into possession of the Property, perform all work necessary to complete construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Administrative Agent), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants, and continue to employ Borrower's architect, engineer and any contractor pursuant to the applicable contracts or otherwise; or (f) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Lender to or for the credit or account of Borrower against any Indebtedness. Further, L/C Issuer may, with the approval of Administrative Agent on behalf of the

Required Lenders, demand immediate payment by Borrower of an amount equal to the aggregate amount of all outstanding Letters of Credit to be held in a deposit account with Administrative Agent to secure amounts due from Borrower under Letters of Credit and when no Letters of Credit exist, the Loan.

         Borrower hereby appoints Administrative Agent as Borrower's attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in Borrower's name upon the occurrence of a Default: (i) use such sums as are necessary, including any proceeds of the Loan and any Borrower's Deposit, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required, or as Lenders may otherwise consider desirable, for the purpose of completing construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Administrative Agent), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants; (ii) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements; (iii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (iv) do every act with respect to the construction of the Improvements that Borrower may do; (v) prosecute or defend any action or proceeding incident to the Property, (vi) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements. Any amounts expended by Administrative Agent itself or on behalf of Lenders to construct or complete the Improvements or in connection with the exercise of its remedies herein shall be deemed to have been advanced to Borrower hereunder as a demand obligation owing by Borrower to Administrative Agent or Lenders as applicable and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein. Neither Administrative Agent nor Lenders shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent.

         No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Deed of Trust following any Default as aforesaid, or any other option granted to Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders.

         Regardless of how a Lender may treat payments received from the exercise of remedies under the Loan Documents for the purpose of its own accounting, for the purpose of computing the Obligations, payments shall be applied as elected by Lenders. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

                        ARTICLE 5 - ADMINISTRATIVE AGENT

         5.1   Appointment and Authorization of Administrative Agent.
               -----------------------------------------------------

               (a) Each Lender hereby irrevocably (subject to Section 5.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

               (b)  Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including, without limitation, (i) the determination if and to what extent matters or items subject to Administrative Agent's satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 4 or pursuant to any other Loan Document,
                             ---------
or the exercise of rights and remedies pursuant to the Tri-Party Agreement, if applicable, and any action so taken or not taken shall be deemed consented to by Lenders. Notwithstanding the foregoing, the appointment of a property manager after foreclosure or the acceptance of a deed in lieu of foreclosure shall require the approval of Administrative Agent and the Required Lenders.

         5.2   Delegation of Duties. Administrative Agent may execute any of its
               --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         5.3 Liability of Administrative Agent. No Agent-Related Persons shall
             ---------------------------------
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of Lenders for any recital, statement, representation or warranty made by Borrower or any subsidiary or Affiliate of Borrower, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower, Guarantor, Permanent Lender, if applicable, or any of their Affiliates.

         5.4 Reliance by Administrative Agent. Administrative Agent shall be
             --------------------------------
entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders or all Lenders, if required hereunder, otherwise determine, the Administrative Agent shall and in all other instances, Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of Lenders. In the absence of written instructions from the Required Lenders or all Lenders, if required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or all Lenders.

         5.5 Notice of Default. Administrative Agent shall not be deemed to have
             -----------------
knowledge or notice of the occurrence of any Default, unless (i) the account officers of Administrative Agent servicing the Loan have actual knowledge thereof, or (ii) Administrative Agent shall have received written notice from a Lender, Permanent Lender, if applicable, or Borrower referring to this Agreement, describing such Default, and Administrative Agent determines that such Default will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 4;
                                                               ---------
provided, however, that unless and until Administrative Agent has received any
--------  -------
such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders.

        5.6  Credit Decision; Disclosure of Information by Administrative Agent.
             ------------------------------------------------------------------

             (a) Each Lender acknowledges that none of Agent-Related Persons has made any representation or warranty to it, and that no act by Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower, Permanent Lender, if applicable, and Guarantor, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lenders as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender, represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, Permanent Lender, if applicable, and Guarantor, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, Permanent Lender, if applicable, and Guarantor.

             (b) Administrative Agent upon its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide the Lender and/or make available for the Lender's inspection during reasonable business hours and at the Lender's expense, upon the Lender's written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent's possession in respect of the current status of principal and interest payments and accruals in respect of the Loan; (iii) copies of all current financial statements in respect of Borrower, or any Guarantor or other person liable for payment or performance by Borrower of any obligations under the Loan Documents, then in Administrative Agent's possession with respect to the Loan; and (iv) other current factual information then in Administrative Agent's possession with respect to the Loan and bearing on the continuing creditworthiness of Borrower, Permanent Lender, if applicable, or any Guarantor, or any of their respective Affiliates; provided that nothing contained in this section shall impose any
            -------- ----
liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent's part; and provided, further, that Administrative Agent shall not be obligated to
          --------  -------
provide any Lender with any information in violation of law or any contractual restrictions on the disclosure thereof thereof (provided such contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower, Permanent Lender, if applicable, or Guarantor or any of their respective Affiliates which may come into the possession of any of Agent-Related Persons.

         5.7 Indemnification of Administrative Agent. Whether or not the
             ---------------------------------------
transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lenders shall
                                        --------  -------
be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the
            --------  -------
directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of Borrower, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees) incurred by Administrative Agent as described in Section 6.10. The undertaking in this Section shall
                      ------------
survive the payment of all Obligations hereunder and the resignation or replacement of Administrative Agent.

         5.8 Administrative Agent in Individual Capacity. Administrative Agent,
             -------------------------------------------
in its individual capacity, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any party to the Loan Documents and their respective Affiliates as though Administrative Agent were not Administrative Agent hereunder and without notice to or consent of Lenders. Lenders acknowledge that Borrower and Bank of America, N.A., as Lender, ("Swap Bank") or an
                                                      ---------
Affiliate of Swap Bank have entered or may enter into Swap Contract. A portion of the Loan may be funded to honor Borrower's payment obligations to Swap Bank or such Affiliate under the terms of such agreement, and Lenders shall have no right to share in any portion of such payments. Lenders acknowledge that, pursuant to such activities, Bank of America, N.A. or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties' Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its ProRata Share of the Loan, Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent, Swap Bank or L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America, N.A. in its individual capacity.

         5.9 Successor Administrative Agent. Administrative Agent may, and at
             ------------------------------
the request of the Required Lenders, or upon its ceasing also to be a Lender hereunder, for good cause shall, resign as Administrative Agent upon 30 days' notice to Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor administrative agent from among Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         5.10     Releases; Acquisition and Transfers of Collateral.
                  -------------------------------------------------

                  (a) Lenders hereby irrevocably authorize Administrative Agent to transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders to transfer or sell, any Loan collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Indebtedness; (ii) unless a Lender elects to purchase the collateral as provided in Section 5.10(d) below, after foreclosure
                                       ---------------
or other acquisition of title for a purchase price of 90% of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraisal estimated by experts in such areas, or
(iii) if approved by the Required Lenders.

                  (b) If all or any portion of the Loan collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the "Acquisition Date"). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any collateral is acquired, Administrative Agent shall appoint and retain one or more Persons (individually and collectively, "Property
                                                                --------
Manager") experienced in the management, leasing, sale and/or dispositions of
-------
similar properties.

                  (c) Upon request by Administrative Agent or Borrowers at any time, Lenders will confirm in writing Administrative Agent's authority to sell, transfer or release any such liens of particular types or items of Loan collateral pursuant to this Section; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent's opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of Borrower other than those expressly being released.

                  (d) If Administrative Agent or any Lender receives a purchase offer for Loan collateral for which one of the Lenders does not consent within ten (10) Business Days after notification from Administrative Agent or such other Lender, the consenting Lenders may offer

("Purchase Offer") to purchase all of the non-consenting Lenders' right, title
  --------------
and interest in the collateral for a purchase price equal to the non-consenting Lenders' Pro Rata Share of the net proceeds anticipated from such sale of such collateral (as reasonably determined by Administrative Agent) ("Net Proceeds").
                                                                ------------
Within ten (10) Business Days thereafter each non-consenting Lender shall be deemed to have accepted such Purchase Offer unless such non-consenting Lender notifies Administrative Agent that it elects to purchase all of the consenting Lenders' right, title and interest in the collateral for a purchase price payable by such non-consenting Lender in an amount equal to the consenting Lenders' Pro Rata Share of the Net Proceeds. If more than one non-consenting Lender elects to purchase the consenting Lenders' interest in the collateral, the consenting Lenders' interest shall be divided among such non-consenting Lenders based upon the Pro Rata Shares of such non-consenting Lenders. Any amount payable hereunder by a Lender shall be due on the earlier to occur of the closing of the sale of the collateral or ninety (90) days after the Purchase Offer, regardless of whether the collateral has been sold. Notwithstanding anything in this Agreement to the contrary, if more than two (2) Lenders exist at the time Administrative Agent or any Lender receives a Purchase Offer that Administrative Agent or such Lender wishes to accept, the Purchase Offer must contain a purchase price of not less than 90% of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraisal estimated by experts in such areas, for this subparagraph (d) to apply.

         5.11 Application of Payments. Except as otherwise provided below with
              -----------------------
respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities, proceeds from the Permanent Lender, if applicable, and/or foreclosure or sale of the collateral, and net operating income from the collateral during any period it is owned by Administrative Agent on behalf of the Lenders ("Payments") shall be apportioned pro rata among
                           --------
Lenders and payments of any fees (other than fees designated for Administrative Agent's separate account) shall, as applicable, be apportioned pro rata among Lenders. Notwithstanding anything to the contrary in this Agreement, all Payments due and payable to Defaulting Lenders shall be due and payable to and be apportioned pro rata among Administrative Agent and Electing Lenders. Such apportionment shall be in the proportion that the Defaulting Lender Payment Amounts paid by them bears to the total Defaulting Lender Payment Amounts of such Defaulting Lender. Such apportionment shall be made until the Administrative Agent and Lenders have been paid in full for the Defaulting Payment Amounts. All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Loan collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, or costs, expenses (including those
        -----
in Section 5.7) and reimbursements then due to Administrative Agent from
   -----------
Borrower under the Loan Documents; second, to pay any fees or costs and expenses
                                   ------
then due to Lenders from Borrower under the Loan Documents; third, to pay pro
                                                            -----
rata interest due in respect of the Loan and Administrative Agent Advances; fourth, to pay or prepay pro rata principal of the Loan and Administrative Agent
------
Advances; fifth, pro rata, to pay any other Indebtedness due to Administrative
          -----
Agent or any Lender by Borrower; and sixth pro rata, to pay any remaining
                                     -----
Indebtedness due under the Loan to Defaulting Lenders.

         5.12 Benefit. The terms and conditions of this Article are inserted for
              -------
the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent's or Lenders' rights to later assert them in whole or in part.

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

                    ARTICLE 6 - GENERAL TERMS AND CONDITIONS

         6.1 Consents; Borrower's Indemnity. Except where otherwise expressly
             ------------------------------
provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent or Lender's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or Lender's; and (c) free from any limitation or requirement of reasonableness. Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of the Plans, the Budget, any contract, any change order, any lease, or any other matter incident to the Property or the construction of the Improvements. Administrative Agent's or Lender's acceptance of an assignment of the Plans for the benefit of Administrative Agent and Lenders shall not constitute approval of the Plans. Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for Administrative Agent and Lender's protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, or relieve Borrower of any of Borrower's obligations. Borrower has selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project. Neither Administrative Agent nor any Lender has any duty to supervise or to inspect the Property or the construction of the Improvements nor any duty of care to Borrower or any other person to protect against, or inform Borrower or any other person of the existence of, negligent, faulty, inadequate or defective design or construction of the Improvements. Neither Administrative Agent nor any Lender shall be liable or responsible for, and Borrower shall indemnify each Agent-Related Person and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively, the "Indemnities") from and against: (a)
                                            -----------
any claim, action, loss or cost (including attorney's fees and costs arising from or relating to (i) any defect in the Property or the Improvements, (ii) the performance or default of Borrower, Borrower's surveyors, architects, engineers, contractors, the Construction Consultant, or any other person, (iii) any failure to construct, complete, protect or insure the Improvements, (iv) the payment of costs of labor, materials, or services supplied for the construction of the Improvements, (v) in connection with the protection and preservation of the Loan collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition), or (vi) the performance of any obligation of Borrower whatsoever, (b) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such person asserts or may assert against Borrower, Permanent Lender, if applicable, Guarantor, or any of their Affiliates or any of their officers or directors; (c) any and all claims, demands, actions or causes of action arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Loan, or the relationship of Borrower, Guarantor, Permanent Lender, if applicable, the Administrative Agent and Lenders under this Agreement; (d) any and all claims, demands, actions or causes of action arising out of or relating to the use of Information (as defined in Section 6.6) or other materials obtained through internet, Intralinks or other similar information transmission systems in connection with this Agreement; (e) any administrative or investigative proceeding by any Tribunal arising out of or related to a claim, demand, action or cause of action described in subsection
(a) (b) (c) or (d) above; and (e) any and all
liabilities, losses, costs or expenses (including attorney fees) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding and whether it is defeated, successful or withdrawn, (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no
                              -----------------------    --------
Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Administrative Agent or Lenders. Inspection shall not constitute an acknowledgment or representation by Administrative Agent, any Lender or the Construction Consultant that there has been or will be compliance with the Plans, the Loan Documents, or applicable laws, governmental requirements and restrictive covenants, or that the construction is free from defective materials or workmanship. Inspection, whether or not followed by notice of Default, shall not constitute a waiver of any Default then existing, or a waiver of Administrative Agent and Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans, the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants. Administrative Agent's failure to inspect shall not constitute a waiver of any of Administrative Agent or Lender's rights under the Loan Documents or at law or in equity.

         6.2     Miscellaneous. This Agreement may be executed in several
                 -------------
counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The Loan Documents are for the sole benefit of Administrative Agent, Lenders and Borrower and are not for the benefit of any third party. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Time shall be of the essence with respect to Borrower's obligations under the Loan Documents. This Agreement, and its validity, enforcement and interpretation, shall be governed by Georgia law (without regard to any conflict of laws principles) and applicable United States federal law.

         6.3     Notices.
                 -------

                 6.3.1 Modes of Delivery; Changes. Except as otherwise provided herein, all notices, requests, consents, demands and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, by registered or certified United States mail, postage prepaid, or by facsimile (with, subject to subsection 6.3.2 below, a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed at the addresses set forth at the end of this Agreement or by (subject to subsection 6.3.3 below) electronic mail address specified for notices on the Schedule of Lenders (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

                6.3.2 Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all parties to the Loan Documents. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same
         --------  -------
shall not limit the effectiveness of any facsimile document or signature.

                6.3.3 Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

                6.3.4 Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan advance notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loan or any matter pertaining to the Loan, within ten
(10) Business Days (or such longer period as may be specified by Administrative Agent) after such consent, approval or agreement is requested by Administrative Agent, the Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.

          6.4   Payments Set Aside. To the extent that the Borrower makes a
                ------------------
payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the

Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         6.5      Successors and Assigns.
                  ----------------------

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more Eligible Assignees all, but not less than all, of its rights and obligations under this Agreement (including all or a portion of its Commitment and Pro Rata Share of the Loan at the time owing to it); provided that:

                      (i) each assignment shall be made as an assignment of one hundred percent (100%) of the assigning Lender's rights and obligations under this Agreement with respect to its Pro Rata Share of the Loan and the Commitment assigned, and

                      (ii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, plus the cost of any applicable endorsement of the Title Insurance or new Title Insurance.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrower's obligation surviving termination of this Agreement. Upon request, Administrative Agent shall prepare and the Borrower shall execute and deliver new or replacement Notes ("Replacement Notes") to the assigning Lender and the assignee Lender evidencing
  -----------------
their respective Pro Rata Shares of the Loan. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

                  (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall forward the Assignment and Acceptance and the Replacement Notes to the Title Insurer for issuance of an applicable endorsement to the Title Insurance or new Title Insurance, and
shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of each Lender's Pro Rata Share of the Loan and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The
                                                            --------
entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Any Lender may, without the consent of, but with prior notice to the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights
                   -----------
and/or obligations under this Agreement (including all or a portion of its Commitment and/or its Pro Rata Share of the Loan owing to it); provided that (i)
                                                               --------
such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) except to the extent consented by Administrative Agent and the Required Lenders in their sole discretion with respect to each participation, any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement.

                  (e) A Participant shall not be entitled to receive any greater payment under Sections 1.7, 1.8 or 1.9 than the applicable Lender would have
              -----------------    ---
been entitled to receive with respect to the participation sold to such Participant.

                  (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided
                                                                      --------
that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) If the consent of the Borrower to an assignment or to an assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the provision to the first sentence of subsection (b) above), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

                  (h) As used herein, the following terms have the following meanings:

                      "Eligible Assignee" means (a) a Lender; (b) an Affiliate
                       -----------------
          of a Lender; (c) an Approved Fund; and (d) any other person (other than a natural person) approved by the Administrative Agent, and, unless a Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

                           "Fund" means any person (other than a natural person)
                            ----
         that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial real estate loans and similar extensions of credit in the ordinary course of its business.

                           "Approved Fund" means any Fund that is administered
                            -------------
         or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         6.6 Confidentiality. Each of the Administrative Agent and the Lenders
             ---------------
agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any Swap Agreement or credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received
                                   -----------
from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the
                                                           --------
case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information. The Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the Loan and Loan Documents.

         6.7 Set-off. In addition to any rights and remedies of Administrative
             -------
Agent and Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to Borrower or any other party to the Loan Documents, any such notice being waived by

Borrower (on its own behalf and on behalf of each party to the Loan Documents to the fullest extent permitted by law, to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or such Lender to or for the credit or the account of such parties to the Loan Documents against any and all Obligations, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         6.8 Sharing of Payments. If, other than as expressly provided elsewhere
             -------------------
herein, any Lender shall obtain on account of the portions of the Loan advanced by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loan made by them and/or such subparticipations in the participations in L/C Obligations held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all
                                                --------  -------
or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 6.7 with respect to such participation as fully
                        -----------
as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

         6.9 Amendments; Survival. Administrative Agent and Lenders shall be
             --------------------
entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 5 or
                                                                   ---------
as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of the Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of Borrower or any other Person or the execution by Borrower or any other Person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent in Administrative Agent's reasonable determination shall not have a Material Adverse Affect, or is otherwise intended to be within Administrative Agent's discretion or determination; provided however, otherwise no such
                             --------
amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided further however, no such amendment, waiver or
                         --------
consent shall, unless in writing and signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

                  (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 4.2) (it being
                                                -----------
understood that a waiver of a Default shall not constitute an extension or increase in any Lender's Commitment);

                  (b) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on, any Loan or any fees or other amounts payable hereunder or under any other Loan Document; provided, however, that the Administrative Agent may waive
                     --------  -------
any obligation of the Borrower to pay interest at the Past Due Rate and/or late charges for periods of up to thirty days, and only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Past Due Rate or late charges thereafter, or to amend the definition of "Past Due Rate" or "late charges";

                  (d) change the percentage of the combined Commitments or of the aggregate unpaid principal amount of the Loan which is required for the Lenders or any of them to take any action hereunder;

                  (e) change the definition of "Pro Rata Share" or "Required Lender";

                  (f) amend this Section, or Section 6.8, or any provision
                                             -----------
herein providing for consent or other action by all the Lenders;

                  (g) release the liability of Borrower or any existing Guarantor or terminate the Tri-Party Agreement, if applicable;

                  (h) permit the sale, transfer, pledge, mortgage or assignment of any Loan collateral or any direct or indirect interest in Borrower, except as expressly permitted under the Loan Documents; or

                  (i) transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders transfer or sell, any Loan collateral except as permitted in Section 5.10.
                                                             ------------

and, provided further, that no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of its Pro Rata Share of the Loan or participations in L/C Obligations required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of Administrative Agent and Lender's obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnitees, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive payment in full of the Indebtedness and any release or termination of this Agreement or of any other Loan Documents.

         6.10  Costs and  Expenses.  Without limiting any Loan Document and TO
               -------------------
the extent not prohibited by applicable laws, Borrower shall pay when due, shall reimburse to Administrative Agent for the benefit of itself and Lenders on demand and shall indemnify Administrative Agent and Lenders from, all out-of-pocket fees, costs, and expenses paid or incurred by Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of Borrower or the exercise of any right or remedy of Administrative Agent, including (a) all fees and expenses of Administrative Agent's counsel; (b) fees and charges of each Construction Consultant, inspector and engineer; (c) appraisal, re-appraisal and survey costs; (d) title insurance charges and premiums; (e) title search or examination costs, including abstracts, abstractors' certificates and uniform commercial code searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees. Borrower shall pay all costs and expenses incurred by Administrative Agent, including attorneys' fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings. Borrower shall pay all costs and expenses of complying with the Loan Documents, whether or not such costs and expenses are included in the Budget. Borrower's obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the obligations, the release or reconveyance of any of the Loan Documents, the foreclosure of the Deed of Trust or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         6.11  Foreign Lenders and Participants. Each Lender, and each holder of
               --------------------------------
a participation interest herein, that is a "foreign corporation, partnership or trust" within the meaning of the Internal Revenue Code of 1986, as amended from time to time ("Code") shall deliver to Administrative Agent, prior to receipt of
               ----
any payment subject to withholding (or after accepting an assignment or receiving a participation interest herein), two duly signed completed copies of either Form W-8BEN or any successor thereto (relating to such person and entitling it to a complete exemption from withholding on all payments to be made to such person by Borrower pursuant to this Agreement) or Form W-8ECI or any successor thereto (relating to all payments to be made to such person by Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence satisfactory to Borrower and Administrative Agent that no withholding under the federal income tax laws is required with respect to such person. Thereafter and from time to time, each such person shall (a) promptly submit to Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such person by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lenders, and as may be reasonably necessary (including the re-designation of its lending office, if any) to avoid any requirement of applicable laws that Borrower make any deduction or withholding for taxes from amounts payable to such person. If such persons fails to deliver the above forms or other documentation, then Administrative Agent may withhold from any interest payment to such person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and
                                                               -----------------
1442 of the Code, without reduction. If any Tribunal asserts that Administrative
----
Agent did not properly withhold any tax or other amount from payments made in respect of such person, such person shall indemnify Administrative Agent therefor, including all penalties and interest and costs and expenses (including attorney fees) of Administrative Agent. The obligation of Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Administrative Agent.

         6.12 Further Assurances. Borrower will, upon Administrative Agent's
              ------------------
request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent deems necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Administrative Agent to comply with the requirements of any agency having jurisdiction over Administrative Agent.

         6.13 Inducement to Lenders; Indemnity. The representations and
              --------------------------------
warranties contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loan and extend any other credit to or for the account of the Borrower pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving Borrower, Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure.

         6.14 Forum. Borrower hereby irrevocably submits generally and
              -----
unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 6.2 of this Agreement and to the jurisdiction of any state
             -----------
court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 6.2 may be made by certified or registered mail,
                       -----------
return receipt requested, directed to Borrower at its address for notice stated in the Loan Documents, or at a subsequent address of which Administrative Agent received actual notice from Borrower in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by law or limit the right of Administrative Agent to bring proceedings against Borrower in any other court or jurisdiction.

         6.15 Interpretation. References to "Dollars," "$," "money," "payments"
              --------------                 -------    -    -----    --------
or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or Guarantor shall mean, each person comprising same, jointly and severally. References to "persons" shall include both natural
                                            -------
persons and any legal entities, including public or governmental bodies, agencies or instrumentalities. The words "include" and "including" shall be
                                          -------       ---------
interpreted as if followed by the words "without limitation". Captions and
                                         ------- ----------
headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

         6.16 No Partnership, etc. The relationship between Lenders (including
              -------------------
Administrative Agent) and Borrower is solely that of lender and borrower. Neither Administrative Agent nor Lender has any fiduciary or other special relationship with or duty to Borrower and none is treated by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Administrative Agent or any Lender or in any way make Administrative Agent or any Lender a co-principal with Borrower with reference to the Project, the Property or otherwise. In no event shall Administrative Agent or Lender's rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower.

         6.17 Records. The unpaid amount of the Loan and the amount of any other
              -------
credit extended by Administrative Agent or Lenders to or for the account of Borrower set forth on the books and records of Administrative Agent shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on Administrative Agent's books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loan when due.

         6.18 Commercial Purpose. Borrower warrants that the Loan is being made
              ------------------
solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of this Loan shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

         6.19 WAIVER OF JURY TRIAL. BORROWER WAIVES, TO THE FULLEST EXTENT
              --------------------
PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING

OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, ANY NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO ANY NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF ALL NOTES AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         6.20   Service of Process. Borrower hereby consents to process being
                ------------------
served in any suit, action, or proceeding instituted in connection with this Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon CT Corporation in Atlanta, Fulton County, Georgia, the agent hereby designated and appointed by Borrower as Borrower's agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in any Note shall affect the right of Administrative Agent to serve process in any manner otherwise permitted by law and nothing in any Note will limit the right of Administrative Agent on behalf of the Lenders otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

         6.21   Entire Agreement. The Loan Documents constitute the entire
                ----------------
understanding and agreement between Borrower, Administrative Agent and Lenders with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment letter, letter of intent or quote letter by Administrative Agent or any Lender to make the Loan are merged into the Loan Documents. Neither Administrative Agent nor any Lender has made any commitments to extend the term of the Loan past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by Administrative Agent or any Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

         6.22   Mandatory Arbitration. Any controversy or claim between or among
                ---------------------
the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. ("J.A.M.S.") and the "Special Rules" set forth below. In the
                 -------
event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                a.   Special Rules. The arbitration shall be conducted in
                     -------------
Atlanta, Georgia, and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

                b.   Reservations of Rights. Nothing in this Agreement shall be
                     ----------------------
deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Administrative Agent or any Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of (A) any Lender (subject to Section 1.8 and Article 5) to exercise self
                                    -----------     ---------
help remedies such as (but not limited to) setoff, or (B) Administrative Agent on behalf of the Lenders to foreclose against any real or personal property collateral, or (C) Administrative Agent on behalf of the Lenders to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Lenders may exercise such self help rights, and Administrative Agent on behalf of the Lenders may foreclose upon such property or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At the option of the Administrative Agent on behalf of the Lenders, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED and DELIVERED UNDER SEAL as of   November 30  , 2001.
                                        ---------------


                                  BORROWER:

                                  WELLS OPERATING PARTNERSHIP, L.P.,
                                  a Delaware limited partnership

                                  By: Wells Real Estate Investment Trust, Inc.,
                                      a Maryland corporation, general partner


                                      By:     /s/ Douglas P. Williams
                                              --------------------------
                                      Name:   Douglas P. Williams
                                              --------------------------
                                      Title:  Executive Vice President
                                              --------------------------

                                      Attest: /s/ M. Scott Meadows
                                              -------------------------
                                      Name:   M. Scott Meadows
                                              -------------------------
                                      Title:  Sr. Vice President
                                              -------------------------

                                                  [CORPORATE SEAL]


Borrower's Address for Notices:
6200 The Corners Parkway, Suite 250
Norcross, Georgia 30092

The Federal Tax Identification Number of Borrower:
58-2368838

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                               BANK OF AMERICA, N.A., a national banking association, individually as Administrative Agent and a Lender

                               By:    /s/ Gerald R. Masey
                                   -----------------------------
                               Name:  Gerald R. Masey
                                    ----------------------------
                               Title: Senior Vice President
                                     ---------------------------

                                                    [BANK SEAL]


Lender's Address for Notices:
Bank of America, N.A.
Real Estate Banking Group
Bank of America Plaza - Sixth Floor
600 Peachtree Street, N.E.
Atlanta, Georgia  30308-3318


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                   GUARANTY BANK, as a Lender

                                   By:    /s/ John B. Lirgl (SEAL)
                                      -----------------------------
                                   Name:  John B. Lirgl, Jr.
                                        ---------------------------
                                   Title: Vice President
                                        ---------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]





                                SOUTHTRUST BANK, as a Lender

                                By: /s/ Eric Overton                      (SEAL)
                                   ---------------------------------------
                                Name:   Eric Overton
                                     -------------------------------------
                                Title:  AVP
                                      ------------------------------------

                                  EXHIBIT "A"

BEING a tract of land situated in the CORDELIA BOWEN SURVEY, ABSTRACT NO. 56, DALLAS County, Texas, and being all of Lot 7, Block C, DFW FREEPORT, 12TH INSTALLMENT, an Addition to the City of Irving, Texas, recorded in Volume 86246, Page 317, Deed Records, DALLAS County, Texas, as conveyed to H. L. Hunt Foundation by Correction General Warranty Deed as recorded in volume 89017, Page 1545, Deed Records, DALLAS County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for corner at the North end of a corner clip at the intersection of the Northeast line of Esters Boulevard (80 foot right-of-way) and the Southeast line of Freeport Parkway (100 foot right-of-way);

THENCE North 54 degrees 19 minutes 10 seconds East, with said Southeast line, a distance of 57.16 feet to a 1/2 inch iron rod found for corner at the beginning of a curve to the left having a central angle of 44 degrees 00 minutes 00 seconds, a radius of 880.59 feet and a chord bearing and distance of North 32 degrees 19 minutes 10 seconds East, 659.75 feet;

THENCE along said curve to the left and continuing with said Southeast line, an arc distance of 676.24 feet to a 1/2 inch iron rod found for corner;

THENCE North 10 degrees 19 minutes 10 seconds East; continuing along said South-east line, a distance of 87.55 feet to a 1/2 inch iron rod found for corner at the Southwest end of a corner clip at the intersection of said Southeast line and the South line of Regent Boulevard (100 foot right-of-way);

THENCE North 55 degrees 19 minutes 10 seconds East; along said corner clip; a distance of 25.00 feet to a 1/2 inch iron rod found for corner in said South line of Regent Boulevard;

THENCE South 79 degrees 40 minutes 50 seconds East, along said South line, a distance of 402.27 feet to a 1/2 inch iron rod found for corner at the beginning of a curve to the right having a central angle of 43 degrees 56 minutes 12 seconds, a radius of 549.97 feet and a chord bearing and distance of South 57 degrees 42 minutes 45 seconds East, 411.48 feet;

THENCE along said curve to the right and continuing along said South line, an arc distance of 421.74 feet to a 1/2 inch iron rod found for corner;

THENCE South 35 degrees 44 minutes 26 seconds East, continuing along said South line, a distance of 88.38 feet to a 1/2 inch iron rod found for corner, said corner also being the most Northerly corner of Lot 6, Block C, of the above-mentioned DFW Freeport Addition;

THENCE South 54 degrees 19 minutes 10 seconds west, along the North line of said Lot 6, a distance of 1208.41 feet to an "x' cut found for corner in the aforementioned Northeast line of Esters Boulevard;

THENCE North 35 degrees 40 minutes 50 seconds West, along said Northeast line, a distance of 433.97 feet to a 1/2 inch iron rod found for a corner at the South end of the aforementioned corner clip at the intersection of said

                                  (Continued)

Northeast line of Esters Boulevard and the aforementioned Southeast line of Freeport Parkway;

Thence North 09 degrees 19 minutes 10 seconds East, along said corner clip, a distance of 25.00 feet to the POINT OF BEGINNING and CONTAINING 647,837 square feet or 14.8723 acres of land, more or less.

                                   EXHIBIT "B"
                                   ----------

                                BASIC INFORMATION
                                -----------------

A.   DEFINITIONS:  As used in this Agreement and the attached exhibits, the
     -----------
following terms shall have the following meanings:

     1.   "Administrative Agent" means Bank of America, N.A., in its capacity as
           --------------------
administrative agent under any of the Loan Documents, or any successor administrative agent.

     2.   "Administrative Agent Advances" means advances as set forth in Section
           -----------------------------                                 -------
1 of this Agreement.
-

     3.   "Administrative Agent's Office" means Administrative Agent's address
           -----------------------------
and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify to Borrower and Lenders.

     4.   "Administrative Agent's Time" means the time of day observed in the
           ---------------------------
city where Administrative Agent's office is located.

     5.   "Advance Termination Date" means the Maturity Date.
           ------------------------

     6.   "Affiliate" means any person directly or indirectly controlling,
           ---------
controlled by, or under direct or indirect common control with, such person. A person shall be deemed to be "controlled by" any other person if such other person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such person whether by contract or otherwise.

     7.   "Agent-Related Persons" means Administrative Agent (including any
           ---------------------
successor administrative agent), together with its Affiliates (including Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such persons and Affiliates.

     8.   "Aggregate Cost" has the meaning set forth in Section 1.4 of this
           --------------                               -----------
Agreement.

     9.   "Agreement" has the meaning set forth in the introductory paragraph of
           ---------
this Agreement, and includes all exhibits attached hereto and referenced in
Section 1.1.
-----------

     10.  "Appraised Value" means at least $42,750,000.00.
           ---------------

     11.  "Arranger" means Banc of America Securities LLC, in its capacity as
           --------
sole arranger and sole book manager.

     12.  "Assignment and Acceptance" means an Assignment and Acceptance
           -------------------------
substantially in the form of Exhibit "L".
                             ----------

     13.  "Association" means Freeport Property Owners Association, Inc., a
           -----------
Texas non-profit corporation.

EXHIBIT "B"

     14.  "Basic Information" has the meaning set forth in Section 1.1 of this
           -----------------                               -----------
Agreement.

     15.  "Borrower" has the meaning set forth in the introductory paragraph of
           --------
this Agreement.


     16.  "Borrower's Deposit" has the meaning set forth in Section 1.5 of this
           ------------------                               -----------
Agreement.

     17.  "Budget" means the budget and cost itemization for the Project
           ------
attached as Exhibit "D".
            -----------

     18.  "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where Administrative Agent's Office is located or, if such day relates to any LIBOR Rate, means any such day on which dealings in dollar deposits are conducted by and between banks in the London, England interbank market.

     19.  "Commitment" means, as to each Lender, its obligation to advance its
           ----------
Pro Rata Share of the Loan in an aggregate principal amount not exceeding the amount set forth opposite such Lender's name on the Schedule of Lenders at any one time outstanding, as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "combined
                                                           --------
Commitments").
-----------

     20.  "Completion Date" means the earlier of (i) that date which is fourteen
           ---------------
(14) months from the Construction Commencement Date, or (ii) any earlier date required by the Nissan Lease for completion of the Improvements.

     21.  "Construction Commencement Date" means on or before February 1, 2002.
           ------------------------------

     22.  "Construction Consultant" means the construction consultant, if any,
           -----------------------
engaged by Administrative Agent with respect to the Project.

     23.  "Debtor Relief Laws" means the Bankruptcy Code of the United States of
           ------------------
America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

     24.  "Deed of Trust" means the Deed of Trust, Assignment and Security
           -------------
Agreement dated November 30, 2001, from the Borrower to certain trustees for Administrative Agent and Lender's benefit, securing repayment of the Indebtedness and Borrower's performance of its other obligations to Administrative Agent and Lenders under the Loan Documents, as amended, modified, supplemented, restated and replaced from time to time.

     25.  "Default" has the meaning set forth in Section 4.1 of this Agreement.
           -------                               -----------

     26.  "Defaulting Lender" means a Lender that fails to pay its Pro Rata
           -----------------
Share of a Payment Amount within five (5) Business Days after notice from Administrative Agent, until such Lender cures such failure as permitted in this Agreement.

EXHIBIT "B"

     27.  "Defaulting Lender Amount" means the Defaulting Lender's Pro Rata
           ------------------------
Share of a Payment Amount.

     28.  "Defaulting Lender Payment Amounts" means a Defaulting Lender Amount
           ---------------------------------
plus interest from the date such Defaulting Lender Amount was funded by Administrative Agent and/or an Electing Lender, as applicable, to the date such amount is repaid to Administrative Agent and/or such Electing Lender, as applicable, at the rate per annum applicable to such Defaulting Lender Amount under the Loan or otherwise at the Prime Rate.

     29.  "Development Agreement" has the meaning set forth in the Deed of
           ---------------------
Trust.

     30.  "Draw Request" means a properly completed and executed written
           ------------
application by Borrower to Lenders in the form of Exhibit "F-1" (or in another
                                                  ------------
form approved by Administrative Agent) setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents, certificates and information Lenders require.

     31.  "Eligible Assignee" has the meaning set forth in Section 6.5.
           -----------------                               -----------

     32.  "Environmental Agreement" means the Environmental Indemnity Agreement
           -----------------------
of even date herewith by and among Borrower, Guarantor and Administrative Agent for the benefit of Lenders.

     33.  "Excusable Delay" means a delay, not to exceed a total of ten (10)
           ---------------
days, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lockouts, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which Borrower notifies Administrative Agent in writing within five (5) days after such occurrence; provided, however, no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

     34.  "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
                                                                   --------
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by Administrative Agent.

     35.  "Financial Statements" means (i) for each reporting party other than
           --------------------
an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and unless Administrative Agent otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Administrative Agent otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. For purposes of this definition and any

EXHIBIT "B"
covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a "reporting party" and a specified period
                                        ---------------
to which the required Financial Statements relate is a "reporting period".
                                                        ----------------

     36.  "Foundations" means The Ruth Ray and H.L. Hunt Foundation, a Texas
           -----------
non-profit corporation and The Ruth Foundation, a Texas non-profit corporation.

     37.  "Funding Date" means the date on which an advance of Loan proceeds or
           ------------
Borrower's Deposit shall occur.

     38.  "Guarantor" means Wells Real Estate Investment Trust, Inc., a Maryland
           ---------
corporation.


     39.  "Improvements" means all on-site and off-site improvements to the Land
           ------------
for an approximately 268,290 square foot, three-story office building with accessory parking, child care facilities, fitness center, kitchen, dining areas, warehouse space, training rooms, document preparation areas and telecommunications room, to be constructed on the Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on the Land and/or in such improvements.

     40.  "Indebtedness" means any and all indebtedness to Administrative Agent
           ------------
or Lenders evidenced, governed or secured by, or arising under, any of the Loan Documents, including the Loan, Swap Contracts and all Letters of Credit.

     41.  "Indemnified Liabilities" has the meaning set forth in Section 6.1.
           -----------------------                               -----------

     42.  "Land" means the real property described in Exhibit "A".
           ----                                       -----------

     43.  "Laws" means all constitutions, treaties, statutes, laws, ordinances,
           ----
regulations, rules, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

     44.  "Lender" means each lender from time to time party to this Agreement.
           ------

     45.  "Lending Office" means, as to any Lender, the office or offices of
           --------------
 such Lender described as such on the Schedule of Lenders, or such other office
                                      -------------------
or offices as such Lender may from time to time notify Borrower and Administrative Agent.

     46.  "Loan" means the loan by Lenders to Borrower, in the maximum amount of
           ----
$34,200,000.00, but not to exceed, in the aggregate, the payment of 80.9% of the costs incident to the Project as specified in the Budget. In the event the aggregate amount of the actual costs incident to the Project are less than the aggregate amount specified in the Budget, the maximum amount described above shall be reduced by the difference between the aggregate amount specified in the Budget and the aggregate amount of such actual costs.

     47.  "Loan Documents" means this Agreement (including all exhibits), the
           --------------
Deed of Trust, any Note, the Environmental Agreement, any guaranty, financing statements, Swap Contracts, the Budget, each Draw Request, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, Guarantor, or any other party to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

EXHIBIT "B"

         48. "Material Adverse Effect" means (a) a material adverse change in,
              -----------------------
or a material adverse effect upon, the Project, or the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any party to the Loan Documents to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party.

         49. "Maturity Date" means July 30, 2003, as it may be earlier
              -------------
terminated or extended in accordance with the terms hereof.

         50. "Nissan" means Nissan Motor Acceptance Corporation, a California
              ------
 corporation.

         51. "Nissan Lease" means that certain Lease Agreement dated September
              ------------
19, 2001 by and between Borrower, as landlord, and Nissan, as tenant, with respect to the Improvements.

         52. "Notes" means the Promissory Notes each dated November 30, 2001
              -----
executed by Borrower and payable to the order of each Lender in the amount of each Lender's Commitment and collectively in the maximum principal amount of the Loan, substantially in the form of Exhibit "M" as amended, modified, replaced,
                                   -----------
restated, extended or renewed from time to time.

         53. "Obligations" means all advances to, and debts, liabilities,
              -----------
obligations, covenants and duties of, any party to a Loan Document arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any party to a Loan Document or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding.

         54. "Payment Amount" means an advance of the Loan, an unreimbursed
              --------------
Administrative Agent Advance, an unreimbursed Indemnified Liability, or any other amount that a Lender is required to fund under this Agreement.

         55. "Permitted Changes" means changes to the Plans or Improvements,
              -----------------
provided the cost of any single change or extra does not exceed $50,000.00 and the aggregate amount of all such changes and extras (whether positive or negative) does not exceed $500,000.00.

         56. "Permitted Lender" means [intentionally omitted].
              ----------------

         57. "Plans" means the plans and specifications listed in Exhibit "E"
              -----                                               -----------
and all modifications thereof and additions thereto that are included as part of the Plans as the same shall be approved by Administrative Agent in the exercise of its sole discretion in accordance with the terms of this Agreement.

         58. "Potential Default" means any condition or event which with the
              -----------------
giving of notice or lapse of time or both would, unless cured or waived, become a Default.

EXHIBIT "B"

         59. "Prime Rate" means, on any day, the rate of interest per annum then
              ----------
most recently established by Administrative Agent as its "prime rate," it being understood and agreed that such rate is set by Administrative Agent as a general reference rate of interest, taking into account such factors as Administrative Agent may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Administrative Agent may make various business or other loans at rates of interest having no relationship to such rate. If Administrative Agent (including any subsequent Administrative Agent) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal
                                                       -----------------------
(or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

         60. "Principal Debt" means the aggregate unpaid principal balance of
              --------------
this Loan at the time in question.

         61. "Pro Rata Share" means, with respect to each Lender, the percentage
              --------------
of the Loan set forth opposite the name of that Lender on the Schedule of
                                                              -----------
Lenders, as such share may be adjusted pursuant to Section 6.5.
-------                                            -----------

         62. "Project" means the acquisition of the Land, the  construction of
              -------
the Improvements, and if applicable, the leasing and operation of the Improvements.

         63. "Property" means the Land, the Improvements and all other property
              --------
constituting the "Deed of Trust Property," as described in the Deed of Trust, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

         64. "Required Lenders" means as of any date of determination at least
              ----------------
two Lenders (excluding Defaulting Lenders) holding Pro Rata Shares of the Loan aggregating more than 50% of the aggregate outstanding principal amount of the Loan (excluding that portion of the Loan held by a Defaulting Lender or Defaulting Lenders).

         65. "Rights" means rights, remedies, powers and privileges.
              ------

         66. "Schedule of Lenders" means the schedule of Lenders party to this
              -------------------
Agreement as set forth on Exhibit "N", as it may be modified from time to time
                          -----------
in accordance with this Agreement.

         67. "Stored Materials Advance Limit" means $0.00.
              ------------------------------

         68. "Subsidiary" means a corporation, partnership, joint venture,
              ----------
limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries.

         69. "Survey" means a survey prepared in accordance with Exhibit "G" or
              ------                                             -----------
as otherwise approved by Administrative Agent in its sole discretion.

EXHIBIT "B"

         70. "Swap Contract" means (a) any and all rate swap transactions, basis
              -------------
swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, or
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "Master Agreement"), including any such
                                          ----------------
obligations or liabilities under any Master Agreement.

         71. "Telerate Page 3750" means the British Bankers  Association  Libor
              ------------------
Rates (determined at 11:00 a.m. London, England time) that are published by Bridge Information Systems, Inc.

         72. "Title Insurance" means the loan policy or policies of title
              ---------------
insurance issued to Administrative Agent for the benefit of Lenders by the Title Insurer, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Deed of Trust encumbering the Land and Improvements for the benefit of Administrative Agent and Lenders.

         73. "Title Insurer" means Lawyers Title Insurance Corporation.
              -------------

         74. "Tribunal" means any state, commonwealth, federal, foreign,
              --------
territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority.

B.       FINANCIAL STATEMENTS:
         --------------------

         Borrower shall provide or cause to be provided to Administrative Agent with a copy for each Lender all of the following:

         (a) Financial Statements of Borrower, and, if Borrower is a partnership of each general partner of Borrower for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and for each fiscal quarter of each such reporting party, as soon as reasonably practicable and in any event within forty-five (45) days after the close of each such reporting period.

         (b) Financial Statements of Guarantor for each fiscal year of Guarantor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and for each fiscal quarter of Guarantor, as soon as reasonably practicable and in any event within forty-five (45) days after the close of each such reporting period.

         (c) Prior to commencement of operations of the Improvements, a capital and operating budget for the Property for its first fiscal year (or portion thereof) of operations; and after commencement of operations in the
Improvements: (i) prior to the beginning of each fiscal year of

EXHIBIT "B"

Borrower, a capital and operating budget for the Property; and (ii) for each month (and for the fiscal year through the end of that month) (A) a statement of all income and expenses in connection with the Property, and (B) a current leasing status report (including tenants' names, occupied tenant space, lease terms, rents, vacant space and proposed rents), including in each case a comparison to the budget, as soon as reasonably practicable but in any event within thirty (30) days after the end of each such month, certified in writing as true and correct by a representative of Borrower satisfactory to Administrative Agent. Items provided under this paragraph shall be in form and detail satisfactory to Administrative Agent.

         (d) Copies of filed federal and state income tax returns of Borrower and Guarantor for each taxable year, within twenty (20) days after filing but in any event not later than one hundred fifty (150) days after the close of each such taxable year.

         (e) From time to time promptly after Administrative Agent's request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Administrative Agent may reasonably request.

All Financial Statements shall be in form and detail satisfactory to Administrative Agent and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Administrative Agent to certify that the Financial Statements are furnished to Administrative Agent in connection with the extension of credit by Lenders and constitute a true and correct statement of the reporting party's financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the reporting party satisfactory to Administrative Agent. All Financial Statements for a reporting party who is an individual shall be on Administrative Agent's then-current personal financial statement form or in another form satisfactory to Administrative Agent. All fiscal year-end Financial Statements of Borrower and Guarantor shall be audited and certified, without any qualification or exception not acceptable to Administrative Agent, by independent certified public accountants acceptable to Administrative Agent, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

EXHIBIT "B"

                                 PROMISSORY NOTE
                                 ---------------
                            (BANK OF AMERICA, N.A.)
$11,400,000.00                                                 November 30, 2001
                                                               -----------

         FOR VALUE RECEIVED, WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of BANK OF
                      --------
AMERICA, N.A., a national banking association (together with any and all of its successors and assigns and/or any other holder of this Note, "Lender"), in
                                                              ------
accordance with that certain Loan Agreement (defined below) among Borrower, Bank of America, N.A., a national banking association (together with any and all of its successors and assigns, "Administrative Agent"), as agent for the benefit of
                             --------------------
the Lenders from time to time a party to that certain Construction Loan Agreement (Syndication) (the "Loan Agreement") dated of even date herewith,
                              --------------
without offset, in immediately available funds in lawful money of the United States of America, at Bank of America Plaza, 600 Peachtree Street, N.E., in the City of Atlanta, Fulton County, Georgia, the principal sum of ELEVEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($11,400,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

         1. Note; Interest; Payment Schedule and Maturity Date. This Note is one
            --------------------------------------------------
of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof and subject to prepayment in whole or part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

         2. Security; Loan Documents. The security for this Note includes a Deed
            ------------------------
of Trust, Assignment, Security Agreement and Financing Statement (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Deed") of even date herewith from Borrower to
                            ----
Administrative Agent, for itself and as Administrative Agent for the lenders from time to time a party to that certain Construction Loan Agreement (Syndication) among Borrower, Lender and such other Lenders dated of even date herewith (the "Loan Agreement"), conveying and encumbering certain property in
               --------------
Irving, Dallas County, Texas described therein (the "Property"). This Note, the
                                                     --------
Deed, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the "Loan"), are, as the same have been or may be amended, restated, modified or
 ----
supplemented from time to time, herein sometimes called individually a "Loan
                                                                        ----
Document" and together the "Loan Documents."
--------                    --------------

     3.   Defaults.
          --------

          (a)   It shall be a default ("Default") under this Note and each of
                                        -------
the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Document is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Deed or any other Loan Document that extends beyond any applicable cure or grace period. Upon the occurrence of a Default, subject to the terms of
Section 4.2 of the Deed, Administrative Agent on behalf of the Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

          (b) All of the rights, remedies, powers and privileges (together, "Rights") of Administrative Agent on behalf of the Lenders provided for in this
 ------
Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or any Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or any Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

          (c) If Lender retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues Lender in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to Lender, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all costs and expenses incurred by Lender in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses actually incurred by Lender, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

     4.   Heirs, Successors and Assigns. The terms of this Note and of the other
          -----------------------------
Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Deed and the other Loan Documents, as set forth in the Loan Agreement.

     5.   General Provisions. Time is of the essence with respect to Borrower's
          ------------------
obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Georgia, and venue in the county in which payment is to be made as specified in Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY GEORGIA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

     6.   Notices. Any notice, request or demand to or upon Borrower or Lender
          -------
shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

     7.   No Usury. It is expressly stipulated and agreed to be the intent of
          --------
Borrower, Administrative Agent and Lenders at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Deed, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

                                  BORROWER:

                                  WELLS OPERATING PARTNERSHIP, L.P.,
                                  a Delaware limited partnership

                                  By:  WELLS REAL ESTATE INVESTMENT
                                       TRUST, INC., a Maryland corporation


                                       By: /S/ Douglas P. Williams
                                          ------------------------------------
                                          Douglas P. Williams
                                          Executive Vice President

                                                     [CORPORATE SEAL]

                                 PROMISSORY NOTE
                                 ---------------
                                 (GUARANTY BANK)
$11,400,000.00                                                 November 30, 2001
                                                               -----------------


     FOR VALUE RECEIVED, WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of GUARANTY BANK,
              --------
a national banking association (together with any and all of its successors and assigns and/or any other holder of this Note, "Lender"), in accordance with that
                                               ------
certain Loan Agreement (defined below) among Borrower, Bank of America, N.A., a national banking association (together with any and all of its successors and assigns, "Administrative Agent"), as agent for the benefit of the Lenders from
          --------------------
time to time a party to that certain Construction Loan Agreement (Syndication) (the "Loan Agreement") dated of even date herewith, without offset, in
      --------------
immediately available funds in lawful money of the United States of America, at Bank of America Plaza, 600 Peachtree Street, N.E., in the City of Atlanta, Fulton County, Georgia, the principal sum of ELEVEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($11,400,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

     1.   Note; Interest; Payment Schedule and Maturity Date. This Note is one
          --------------------------------------------------
of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof and subject to prepayment in whole or part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

     2.   Security; Loan Documents. The security for this Note includes a Deed
          ------------------------
of Trust, Assignment, Security Agreement and Financing Statement (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Deed") of even date herewith from Borrower to
                            ----
Administrative Agent, for itself and as Administrative Agent for the lenders from time to time a party to that certain Construction Loan Agreement (Syndication) among Borrower, Lender and such other Lenders dated of even date herewith (the "Loan Agreement"), conveying and encumbering certain property in
               --------------
Irving, Dallas County, Texas described therein (the "Property"). This Note, the
                                                     --------
Deed, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the "Loan"), are, as the same have been or may be amended, restated, modified or
 ----
supplemented from time to time, herein sometimes called individually a "Loan
                                                                        ----
Document" and together the "Loan Documents."
--------                    --------------

     3.   Defaults.
          --------

          (a)  It shall be a default ("Default") under this Note and each of the
                                       -------
other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Document is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Deed or any other Loan Document that extends beyond any applicable cure or grace period. Upon the occurrence of a Default, subject to the terms of
Section 4.2 of the Deed, Administrative Agent on behalf of the Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

          (b) All of the rights, remedies, powers and privileges (together, "Rights") of Administrative Agent on behalf of the Lenders provided for in this
 ------
Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or any Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or any Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

          (c) If Lender retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues Lender in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to Lender, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all costs and expenses incurred by Lender in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses actually incurred by Lender, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

     4.   Heirs, Successors and Assigns.  The terms of this Note and of the
          -----------------------------
other Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Deed and the other Loan Documents, as set forth in the Loan Agreement.

     5.   General Provisions. Time is of the essence with respect to
          ------------------
Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Georgia, and venue in the county in which payment is to be made as specified in
Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY GEORGIA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

     6.   Notices. Any notice, request or demand to or upon Borrower or Lender
          -------
shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

     7.   No Usury. It is expressly stipulated and agreed to be the intent of
          --------
Borrower, Administrative Agent and Lenders at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Deed, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

                                   BORROWER:

                                   WELLS OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By: WELLS REAL ESTATE INVESTMENT
                                       TRUST, INC., a Maryland corporation


                                       By: /s/ Douglas P. Williams
                                          --------------------------------------
                                               Douglas P. Williams
                                               Executive Vice President

                                                     [CORPORATE SEAL]

                                 PROMISSORY NOTE
                                 ---------------
                                (SOUTHTRUST BANK)
$11,400,000.00                                                 November 30, 2001
                                                               -----------------


     FOR VALUE RECEIVED, WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of SOUTHTRUST
              --------
BANK, a national banking association (together with any and all of its successors and assigns and/or any other holder of this Note, "Lender"), in
                                                              ------
accordance with that certain Loan Agreement (defined below) among Borrower, Bank of America, N.A., a national banking association (together with any and all of its successors and assigns, "Administrative Agent"), as agent for the benefit of
                             --------------------
the Lenders from time to time a party to that certain Construction Loan Agreement (Syndication) (the "Loan Agreement") dated of even date herewith,
                              --------------
without offset, in immediately available funds in lawful money of the United States of America, at Bank of America Plaza, 600 Peachtree Street, N.E., in the City of Atlanta, Fulton County, Georgia, the principal sum of ELEVEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($11,400,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

     1.   Note; Interest; Payment Schedule and Maturity Date. This Note is one
          --------------------------------------------------
of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof and subject to prepayment in whole or part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

     2.   Security; Loan Documents. The security for this Note includes a Deed
          ------------------------
of Trust, Assignment, Security Agreement and Financing Statement (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Deed") of even date herewith from Borrower to
                            ----
Administrative Agent, for itself and as Administrative Agent for the lenders from time to time a party to that certain Construction Loan Agreement (Syndication) among Borrower, Lender and such other Lenders dated of even date herewith (the "Loan Agreement"), conveying and encumbering certain property in
               --------------
Irving, Dallas County, Texas described therein (the "Property"). This Note, the
                                                     --------
Deed, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the "Loan"), are, as the same have been or may be amended, restated, modified or
 ----
supplemented from time to time, herein sometimes called individually a "Loan
                                                                        ----
Document" and together the "Loan Documents."
--------                    --------------

     3.   Defaults.
          --------

          (a)  It shall be a default ("Default") under this Note and each of the
                                       -------
other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Document is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Deed or any other Loan Document that extends beyond any applicable cure or grace period. Upon the occurrence of a Default, subject to the terms of
Section 4.2 of the Deed, Administrative Agent on behalf of the Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

          (b) All of the rights, remedies, powers and privileges (together, "Rights") of Administrative Agent on behalf of the Lenders provided for in this
 -----
Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or any Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or any Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

          (c) If Lender retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues Lender in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to Lender, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all costs and expenses incurred by Lender in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses actually incurred by Lender, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

     4.   Heirs, Successors and Assigns.  The terms of this Note and of the
          -----------------------------
other Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Deed and the other Loan Documents, as set forth in the Loan Agreement.

     5.   General Provisions. Time is of the essence with respect to
          ------------------
Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Georgia, and venue in the county in which payment is to be made as specified in
Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY GEORGIA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

     6.   Notices. Any notice, request or demand to or upon Borrower or Lender
          -------
shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

     7.   No Usury. It is expressly stipulated and agreed to be the intent of
          --------
Borrower, Administrative Agent and Lenders at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Deed, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

                                   BORROWER:

                                   WELLS OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By: WELLS REAL ESTATE INVESTMENT
                                       TRUST, INC., a Maryland corporation


                                       By: /s/ Douglas P. Williams
                                          ---------------------------------
                                               Douglas P. Williams
                                               Executive Vice President

                                                    [CORPORATE SEAL]